[AARP Investment Program
from Scudder]
                         SUPPLEMENT TO PROSPECTUS DATED
                                FEBRUARY 1, 1998

 Trusts                          AARP Mutual Funds
 AARP Cash Investment Funds      AARP High Quality Money Fund
 AARP Income Trust               AARP GNMA and U.S. Treasury Fund
                                 AARP High Quality Short Term Bond Fund
                                 AARP Bond Fund for Income
 AARP Tax Free Income Trust      AARP High Quality Tax Free Money Fund
                                 AARP Insured Tax Free General Bond Fund
 AARP Growth Trust               AARP Balanced Stock and Bond Fund
                                 AARP Growth and Income Fund
                                 AARP U.S. Stock Index Fund
                                 AARP Global Growth Fund
                                 AARP Capital Growth Fund
                                 AARP International Growth and Income Fund
                                 AARP Small Company Stock Fund
 AARP Managed Investment         AARP Diversified Income with Growth Portfolio
 Portfolios Trust                AARP Diversified Growth Portfolio

Overstated Expense Ratio

   On page 13 of the Prospectus regarding AARP High Quality Short Term Bond Fund, the figure in the 1997 column of the "Ratio of Operating Expenses Before Expense Reductions to Average Net Assets" should be 0.93% instead of 5.84%, as reported.

Additional Portfolio Manager

   For the AARP Small Company Stock Fund on page 59 of the Prospectus in the section entitled "Who at Scudder manages my investment?" the following Portfolio Manager should be added:

      Calvin S. Young, Portfolio Manager, joined the Fund Manager in 1990 as a quantitative analyst, and has nine years of investment management experience. Mr. Young is responsible for small company and security research as well as portfolio management.

Planning for the Year 2000

   Like other mutual funds and financial and business organizations worldwide, the Funds could be adversely affected if computer systems on which the Funds rely, which primarily include those used by the Fund Manager, its affiliates or other service providers, are unable to correctly process date-related information on and after January 1, 2000. This risk is commonly called the Year 2000 Issue. Failure to successfully address the Year 2000 Issue could result in interruptions to and other material adverse effects on the Funds' business and operations. The Fund Manager has commenced a review of the Year 2000 Issue as it may affect the Funds and is taking steps it believes are reasonably designed to address the Year 2000 Issue, although there can be no assurances that these steps will be sufficient. In addition, there can be no assurances that the Year 2000 Issue will not have an adverse effect on the companies whose securities are held by the Funds or on global markets or economies generally.


May 22, 1998